THIRD QUARTER OF FISCAL 2021 FINANCIAL RESULTS Exhibit 99.2

Forward-Looking Statements This presentation includes certain statements that are “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks. These forward-looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others: the extent and impact from the continuation of the COVID-19 pandemic, along with the responses to contain the spread of the virus by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our labor force, our production or other aspects of our business and which may have a negative impact on our consolidated results of operations, financial position, cash flows and liquidity; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints; the impact of tariffs on material or other input costs; the level and magnitude of warranty claims incurred; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; legal and compliance issues including those that may arise in conjunction with recently completed transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations and their potential impact on the general economy and, specifically, on our dealers and consumers; the impact of exchange rate fluctuations; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers; management changes; the success of new and existing products and services; the ability to efficiently utilize existing production facilities; changes in consumer preferences; the risks associated with acquisitions, including: the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; cost structure changes; competition; the impact of potential losses under repurchase or financed receivable agreements; the potential impact of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions in the various countries in which our products are produced and/or sold; the impact of changing emissions and other related climate change regulations in the various jurisdictions in which our products are produced, used and/or sold; changes to our investment and capital allocation strategies or other facets of our strategic plan; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt. These and other risks and uncertainties are discussed more fully in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 and in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2020. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law.

RECORD THIRD FISCAL QUARTER 2021 “We posted record results in our third fiscal quarter, achieving both the highest quarterly net sales and net income figures in the history of THOR Industries. These results show that growth continued unabated after the initial temporary shutdown of our dealers and THOR Industries’ production lines in late March through the end of April of last year due to the pandemic. We have increased our production levels, often with modest capital expenditures, and intend to continue to increase production levels to address the ongoing, robust consumer and dealer demand for THOR Industries RV products, while also managing through continuing supply chain challenges,” Bob Martin, President and CEO of THOR Industries CONSOLIDATED NET SALES $3.46 billion BACKLOG $14.32 billion DILUTED EPS $3.29

Quarterly Highlights European 25.8% $0.89 bn NA Motorized 22.4% $0.78 bn NA Towables 49.9% $1.73 bn Other 1.9% $0.06 bn 14.6% Gross Margin $3.29 Diluted EPS North American Independent Dealer Inventory of THOR Products RV Backlog $14.32 billion +548.3% Net Sales $3.46 billion Third Fiscal Quarter 2021 +106% +240 bps +665% * * Includes 600 units of Tiffin products ** ** Includes Tiffin backlog of $711.7 million at April 30, 2021

Net Sales Net sales increased 105.7% to $3.46 billion in the third quarter of fiscal 2021 compared to the prior-year period, due to both the continuing increase in current consumer demand and the negative impact the start of the COVID-19 pandemic had on the latter half of the prior-year quarter The addition of the Tiffin Group, acquired on December 18, 2020, accounted for $171.2 million of net sales in the third quarter of fiscal 2021 Gross Profit Gross profit was $505.3 million, an increase of 145.7% in the third quarter of fiscal 2021 compared to the prior-year period Gross profit margin improved to 14.6% in the third quarter of fiscal 2021 from 12.2% in the prior-year period, primarily due to the impact of the increase in net sales in the current-year period Financial Results Third Quarter of Fiscal 2021

Net Sales Net sales of North American Towable RVs increased 123.2% in the third quarter of fiscal 2021 compared to the prior-year period, driven primarily by an increase in unit shipments Gross Profit Margin Gross profit margin increased 120 basis points in the fiscal third quarter compared to the prior-year period, driven by the impact of the increase in net towable RV sales and reduced sales discounts, partially offset by increases in material and labor costs $7.43 Billion in Backlog North American Towable backlog at April 30, 2021 increased approximately 766% compared to April 30, 2020 As of April 30, 2021, dealer inventory levels were well below optimal stocking levels, which has increased dealer orders and THOR's backlog Third Quarter of Fiscal 2021 North American Towable Segment

Net Sales Fiscal 2021 third quarter net sales of North American Motorized RVs increased 193.7% compared to the prior-year period, driven primarily by an increase in unit shipments and the addition of $151.7 million of net sales of the Tiffin Group Gross Profit Margin Gross profit margin increased 230 basis points in the fiscal third quarter compared to the prior-year period, driven by the impact of the increase in net motorized RV sales, reduced sales discounts, and product mix changes primarily due to the addition of the recently acquired Tiffin Group products, partially offset by an increase in labor costs $3.55 Billion in Backlog North American Motorized backlog at April 30, 2021 increased approximately $3.0 billion, or 548%, compared to April 30, 2020, including $646.3 million of additional motorized backlog from the recently acquired Tiffin Group North American Motorized Segment Third Quarter of Fiscal 2021

Net Sales European RV segment net sales for the fiscal third quarter increased 45.3% from the prior-year period, primarily due to the continuing increase in current consumer demand in conjunction with the negative impact of the early stages of the COVID-19 pandemic on the latter months of the prior-year quarter 12.5% of the 45.3% increase was due to the increase in foreign exchange rates since the prior-year period Third Quarter of Fiscal 2021 Gross Profit Margin Gross profit margin increased by 320 basis points in the fiscal third quarter compared to the prior-year period, driven by changes in product mix and net material cost reductions due to higher volume levels compared to the prior-year period, partially offset by higher labor costs $3.34 Billion in Backlog THOR’s European RV backlog at April 30, 2021 increased $2.54 billion, or 316%, compared to April 30, 2020 European Segment

(1) Source: Statistical Surveys, Inc., U.S. and Canada; CYTD through March 31, 2021 and 2020 (2) Source: Recreation Vehicle Industry Association, CYTD through April 2021 (3) Source: The Conference Board, Consumer Confidence Survey®, through March 2021 (4) Note: Tiffin Group registrations are included in THOR RV market share data for the 2021 period 2021 Industry Wholesale Shipments by Type (2) Consumer Confidence vs. RV Retail Registrations Calendar Year-to-Date RV Retail Market Share (1)(4) RV Industry Overview North America THOR Forest River Winnebago Grand Design REV Group Gulfstream All Others 2021 Towable 111,305 units 2021 Motorized 12,464 units 2020 Motorized 10,166 units 2020 Towable 76,475 units 48.9% 39.7% 38.2% 40.9% 39.0% 17.4% 9.9% 1.4% 8.5% 1.5% 18.8% 7.6% 7.3% 9.2% 9.5% 38.0% 1.2% 1.2% 15.1% 18.7% 20.8% 7.2% Note: 2021 represented above includes the trailing twelve months of registrations ended March

RV Wholesale Market Trends (Units 000's) Towable RV Wholesale Market Trends (Units 000's) Motorized RV Wholesale Market Trends (Units 000's) Historical Data: Recreation Vehicle Industry Association (RVIA) (e) Calendar year 2021 represents the most recent RVIA "most likely" estimate from their May 2021, Summer 2021 issue of Roadsigns 5-year CAGR: 2.8% 5-year CAGR: 3.6% 5-year CAGR: (2.9)% RV Industry Overview North America

(1) Source: European Caravan Federation; CYTD through March 31, 2021 and 2020; European retail registration data available at www.CIVD.de (2) Source: Statistical Surveys (www.statisticalsurveys.com) European Industry Unit Registrations by Country (1) The Company monitors retail trends in the European RV market as reported by the European Caravan Federation, whose industry data is reported to the public quarterly, typically issued on a one-to-two month lag, continually updated and often impacted by delays in reporting by various countries Industry wholesale shipment data for the European RV market is not available First-Quarter Registrations Full-Year Comparison of New Vehicle Registrations by Continent (Units 000's) (1) (2) RV Industry Overview Europe

CONTACT: Mark Trinske Vice President of Investor Relations mtrinske@thorindustries.com (574) 970-7912